EXHIBIT 21


                         Subsidiaries of the Registrant
                         ------------------------------

         Name of Subsidiary                         Jurisdiction of Organization
         ------------------                         ----------------------------

Silgan Containers Corporation .......................       Delaware

Silgan Containers Manufacturing Corporation .........       Delaware

Silgan LLC ..........................................       Delaware

Silgan Corporation ..................................       Delaware

Silgan Can Company ..................................       Delaware

Silgan Closures Corporation .........................       Delaware

Silgan Closures Holding Company .....................       Delaware

Silgan Closures LLC .................................       Delaware

Silgan Closures Mexico Holding Company ..............       Delaware

Silgan Closures International Holding Company .......       Delaware

Silgan Closures Mexico, S.A. de C.V .................       Mexico

Silgan Closures Mexico Controladora, S.A. de C.V ....       Mexico

Silgan Closures SCE Mexico, S.A. de C.V .............       Mexico

Silgan Closures Servicios, S.A. de C.V ..............       Mexico

Silgan Closures Plastico, S.A. de C.V ...............       Mexico

Silgan Closures Metal, S.A. de C.V ..................       Mexico

Silgan Plastics Corporation .........................       Delaware

RXI Plastics, Inc. ..................................       Delaware

Silgan Tubes Corporation ............................       Delaware

                                                                      EXHIBIT 21
                                                                     (continued)


                         Subsidiaries of the Registrant (continued)
                         ------------------------------

         Name of Subsidiary                         Jurisdiction of Organization
         ------------------                         ----------------------------


Silgan Tubes Holding Company ........................       Delaware

827599 Ontario Inc. .................................       Ontario, Canada

Silgan Plastics Canada Inc. .........................       Ontario, Canada

828745 Ontario Inc. .................................       Ontario, Canada

Thatcher Mexico, S.A. de R.L. de C.V ................       Mexico

Thatcher Investments, S.A. de R.L. de C.V ...........       Mexico